UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

Innovative Food Holdings, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-09376	20-1167761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2528 S 27th Ave Broadview, IL	60155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2025, Innovative Food Holdings, Inc., a Florida corporation (the “Company”), through its subsidiary Innovative Food Properties LLC, a Delaware limited liability company (“Innovative Properties”), entered into an Agreement of Purchase and Sale (the “Agreement”) with Mountaintop Holdings, LLC, a New York limited liability company (“Mountaintop Holdings”), pursuant to which Innovative Properties agreed to sell certain real property consisting of the land at 220 Oak Hill Road, Mountaintop, Pennsylvania 18707, together with all rights, title, improvements, easements and interests appurtenant thereto, which is improved with warehouse facilities, together with certain personal property, contracts and intangibles of Innovative Properties (collectively, the “Property”) to Mountaintop Holdings.

Under the terms of the Agreement, the total purchase price for the Property is $9,725,000 (the “Purchase Price”), payable in three tranches as follows:

●	Initial Deposit: Within three (3) days of the signing of the Agreement, Mountaintop Holdings is required to deposit $200,000 (the “Initial Deposit”) into an escrow account, pursuant to escrow instructions agreed upon by the parties.

●	Additional Deposit: Within three (3) business days of the end of Mountaintop Holdings’ 45-day inspection of the Property, Mountaintop Holdings must deposit an additional $300,000 (the “Additional Deposit,” and together with the Initial Deposit and any interest accrued thereon, the “Deposit”). The Deposit shall be non-refundable, except as expressly provided in the Agreement, and will be applied toward the Purchase Price at closing (the “Closing”).

●	Remainder of the Purchase Price: The balance of the Purchase Price, totalling $9,225,000, will be paid by Mountaintop Holdings in immediately available funds at Closing.

The Agreement contains customary representations, warranties, covenants, and closing conditions. Aside from the transactions contemplated by the Agreement, there is no material relationship between the Company and Mountaintop Holdings.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On August 1, 2025, the Company issued a press release announcing the disposition of the Property The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under this Item 8.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
10.1	Agreement of Purchase and Sale, dated July 28, 2025, by and between Innovative Food Properties LLC and Mountaintop Holdings, LLC.
99.1	Press Release dated August 1, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.
Dated: August 1, 2025
	By:	/s/ Robert W. (Bill) Bennett
Robert W. (Bill) Bennett
Chief Executive Officer

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